UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2005 (January 24, 2005)

UNITED AMERICA INDEMNITY, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	000-50511	98-0417107

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Walker House, 87 Mary Street
P.O. Box 908GT
George Town, Grand Cayman
Cayman Islands

(Address of principal executive offices)

Registrant’s telephone number, including area code (345) 949-0100

UNITED NATIONAL GROUP, LTD.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PENN-AMERICA'S HISTORICAL AUDITED CONSOLIDATED FINANCIAL STATEMENTS
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

     This Amendment No. 1 amends the Current Report on Form 8-K of United America Indemnity, Ltd. (the “Company”) filed with the Securities and Exchange Commission on January 27, 2005 (the “January 8-K”) related to our merger with Penn-America Group, Inc. (“Penn-America”) and acquisition of Penn Independent Corporation (“Penn Independent”). This Form 8-K/A amends the January 8-K to include the financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K. The information previously reported in the January 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by this reference.

(b)	Pro Forma Financial Information.

The pro forma financial information with respect to the merger with Penn-America and acquisition of Penn Independent is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by this reference.

(c)	Exhibits

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99.1	Penn-America’s historical audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004

99.2	Unaudited pro forma condensed combined financial information

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED AMERICA INDEMNITY, LTD.

Date: April 7, 2005	By:	/s/ Edward J. Noonan

Name: Edward J. Noonan
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99.1	Penn-America’s historical audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the three years in the period ended December 31, 2004

99.2	Unaudited pro forma condensed combined financial information